EXHIBIT 99.1



                           SECOND AMENDED AND RESTATED
                            PROGRAM LICENSE AGREEMENT

                           DATED AS OF JANUARY 1, 2005

     This Program License Agreement, dated as of January 1, 2005 (this "SECOND RESTATED AGREEMENT" or this "AGREEMENT"), by and between Hallmark Entertainment Distribution, LLC ("HED" or "LICENSOR") and Crown Media United States, LLC (formerly known as Odyssey Holdings L.L.C.) ("LICENSEE") shall serve to amend and restate that certain Program License Agreement between Licensor and Licensee, dated as of November 13, 1998 (the "ORIGINAL AGREEMENT"), as previously amended and restated as of January 1, 2001 (the "FIRST RESTATED AGREEMENT" and, together with the Original Agreement, the "PREVIOUS AGREEMENTS"), in connection with Licensee's acquiring from HED certain exhibition rights to the Licensed Programs hereunder as follows:

     WHEREAS, the First Restated Agreement provided for an automatic three-year renewal as of January 1, 2006, subject to specified rate adjustments;

     WHEREAS, the parties have been in discussions since early 2005 regarding a proposed amendment of the First Restated Agreement that, among other things, would enable Licensee to obtain the license for a substantially higher number of Original Movies (as defined below) in 2005 and the subsequent two years, including the "Mystery Movie" series, than Licensor was committed to produce under the First Restated Agreement, subject to the option for Licensee to reduce or eliminate certain of its obligations to license Original Pictures in 2006 and 2007 to provide greater financial and programming flexibility for Licensee or any successor;

     WHEREAS, Licensee desired to obtain additional rights from Licensor, including (i) the right to distribute and license Original Pictures (as defined below) in the initial Picture Term (as defined below) for exhibition by means of pay per view, video on demand and internet/interactive services, subject to sharing the net revenues therefrom with Licensor, (ii) the elimination of the requirement that Licensee rely on Licensor as the exclusive provider of original programming, (iii) the right for Licensee to broadcast HED programming over the Hallmark Movie Channel as well as the Hallmark Channel, (iv) the right for Licensee to have certain creative involvement in the production of Original Mini-Series (as defined below) and reasonable product placements in Original Pictures, (v) the addition of Puerto Rico to the licensed territory, and (vi) the right to make fifteen additional exhibition runs for each of six popular Original Movies during their initial Picture Terms;

     WHEREAS, Licensee also desired to clarify and reduce its maximum potential financial obligations under the First Restated Agreement with respect to Original Pictures, through (i) the elimination of the option of Licensor to license to Licensee certain Original Movies for a Second Picture Term (as defined below), (ii) the reduction in the number of New Pictures (as defined below) that Licensee could be obligated to license from 50 per year to 15 per year, and (iii) a limitation on the number of Library Pictures (as defined below) that may be licensed by Licensor;

     WHEREAS, in exchange for agreeing to the foregoing, Licensor desired, among other things, (i) to adjust the license fees for Original Pictures due to increased costs, particularly with respect to the production of "Mystery Movies", subject to deferring the payment by Licensee of additional license fees for Original Pictures delivered in 2005 until July 1, 2006 and (ii) to reduce the initial Picture Term from five years to three years for New Pictures delivered on or after January 1, 2005 and Original Pictures delivered on or after January 1, 2006 (other than Holiday Movies (as defined below));

     WHEREAS, a special committee of the Board of Directors (the "Board") of Crown Media Holdings, Inc., consisting solely of independent directors, has approved the terms of this Agreement and recommended to the Board that the Board approve this Agreement and authorize its execution and delivery;

     NOW THEREFORE, the parties hereto agree as follows:

     1. LICENSED PROGRAMS. "LICENSED PROGRAMS" shall consist of television movies and mini-series (each a "PICTURE" and collectively "PICTURES") as follows:

     (a) the programs listed on Schedule A which have been previously licensed to Licensee as "Library Pictures" for an initial Picture Term and for which HED has elected to exercise its rights under the Previous Agreements to extend the Picture Term for the Second Picture Term ("LIBRARY PICTUREs");

     (b) the made-for-television movies and mini-series listed in Schedule B;

     (c) the Pictures listed in Schedule F which have been previously licensed to Licensee as "New Pictures" for an initial Picture Term and for which HED has elected to exercise its right under the Previous Agreements to extend the Picture Term for the Second Picture Terms indicated in Schedule F (the programs described in (b) and (c) hereof are collectively the "NEW PICTURES");

     (d) programming produced by or on behalf of HED for Licensee pursuant to Paragraph 8 hereof, consisting of (i) "Original Movies" and "Original Mini-Series", as defined in that paragraph (collectively, the "ORIGINAL PICTURES") and (ii) episodes of the original series tentatively entitled "Heroes"; and

     (e) the Pictures listed in Schedule H which have been previously licensed to Licensee as "Original Pictures" for an initial Picture Term and for which HED has elected to exercise its right under the Previous Agreements to extend the Picture Term for the Second Picture Terms indicated in Schedule H.

     2. TERM. The term of this Second Restated Agreement shall commence as of the date hereof and expire on December 31, 2008 (the "Term"). Despite expiration of the Term hereof, the provisions of Paragraphs 3, 6, 9, 10 and 11 and all rights granted to Licensee pursuant to Paragraph 5 shall remain in effect during any Picture Term or Second Picture Term as defined in Paragraph 5 below.

     3. TERRITORY. The territory (the "Territory") shall be the United States together with its possessions and territories, including Puerto Rico.

     4. LICENSED PRODUCT.

     (a) Licensee agrees to license from HED and HED agrees to license to Licensee the Licensed Programs for exhibition by all forms of television (including high-definition television) on the Hallmark Channel and the Hallmark Movie Channel (the "CHANNELS") in the Territory. These rights include pay per view, all forms of video on demand and Internet/interactive rights, but solely with respect to Original Pictures during the initial Picture Term; Licensee shall not have pay per view, video on demand or internet/interactive rights to Library Pictures or New Pictures or Original Pictures which are in their Second Picture Term. The Picture Term for each New Picture set forth on Schedule B shall commence on the date such New Picture is delivered to Licensee (which in no event shall be later than December 31, 2008), and the Picture Term for each Original Picture shall commence on the date 60 days after the Original Picture is delivered to Licensee (or such earlier date after such delivery as Licensee shall specify in a notice delivered to Licensor prior to such earlier commencement date) (in each case, the "AVAILABILITY DATE"). HED will give Licensee a minimum of six months written notice of the specific Availability Date of New Pictures. Notwithstanding the foregoing, the only New Pictures for which initial Picture Terms may commence in 2005 are those listed on Schedule B under the sub-heading "2005 New Pictures." The Original Pictures listed in Schedule C and Schedule G will be delivered in the years specified. The Second Picture Terms for the Library Pictures, New Pictures and Original Pictures will commence on the dates set forth in Schedules A, F and H, respectively, and continue for a period of three years. If any Pictures are televised by over the air broadcast, Licensee shall be responsible for payment of all residuals in connection with such broadcast and shall copy Licensor on all residual reports and payments sent to any guild.

     (b) Licensee shall not be obligated to license more than a total of 15 New Pictures per year with Availability Dates in 2006 through 2008 for telecast on the Channels and shall not be obligated to license any Picture that conflicts with its Broadcast Standards and Practices or with the terms or conditions of that certain License Agreement dated as of March 27, 2001 by and between Licensee and Hallmark Licensing, Inc. as amended from time to time.

     5. LICENSE EXHIBITIONS.

     (a) Except as to the New Pictures listed in Schedule F and the Original Pictures in Schedule H, as well as the Library Pictures listed in Schedule A, which are being licensed pursuant to this Second Restated Agreement solely for a Second Picture Term, Licensee will license each New Picture and Original Picture in the Territory for a period of three years from the Availability Date ("PICTURE TERM") and shall be entitled to an aggregate of thirty exhibition days during the Picture Term and unlimited runs per exhibition day (collectively, the "LICENSE"). Notwithstanding the foregoing:

     (w) The Picture Term for Original Movies which relate to the Christmas Season ("HOLIDAY MOVIES") will be five years. The Original Movies that qualify as Holiday Movies will be mutually determined by HED and Licensee in good faith and confirmed in writing prior to the Availability Date. Holiday Movies will generally be Original Movies that have a Christmas theme or are scheduled to be broadcast during the Christmas season. No more than four Original Movies delivered in any calendar year will be designated as Holiday Movies. If the parties do not agree in good faith that an Original Movie is a Holiday Movie, then the Picture Term will remain three years.

     (x) The initial Picture Term for the Original Pictures set forth in Schedule G will be five years.

     (y) Licensee will be entitled to an additional 15 runs for each of the following previously-delivered Original Pictures: "Love Comes Softly", "Love's Enduring Promise", "Thicker than Water", "Last Cowboy", "Straight from the Heart" and "Hard Ground".

     (z) Notwithstanding the periods specified in this Paragraph 5(a), if Licensee has taken all permitted exhibition days for any Picture, the Picture Term or the Second Picture Term, as the case may be, will end on any earlier date on which the exhibition days have been exhausted.

The rights granted under the License include without limitation the following:

               (i) The right to use the title of each Picture for the purpose of promoting, publicizing and advertising the exhibition of the Picture on the Channels;

              (ii) The right to use and perform any and all music, lyrics and musical compositions contained in each Picture and/or recorded in the soundtrack solely as embodied in the picture and as part of the exhibition, advertising and publicizing of such Picture subject to paragraph 10 of the Standard Terms and Conditions;

              (iii) The right to publicize and advertise the exhibition of each
                    Picture on the Channels throughout the Territory during the Picture Term and for 60 days prior to the Picture Term subject to other existing distribution agreements with respect to such Picture. Such rights shall include without limitation, the right in the Territory for the purpose of advertising and publicizing the exhibition of each Picture on the Channels:

                    (A) to publish and to license and authorize others to publish any synopses and summaries from such Picture and from any literary or dramatic material included in such Picture in newspapers, magazines, trade periodicals, booklets, press books and any other periodicals and in all other media of advertising and publicity not exceeding 1000 words in length;

                    (B) to broadcast by radio and television for advertising purposes and to authorize others to so broadcast any parts or portions of such Picture not exceeding two minutes in length;

                    (C) to use and authorize others to use the name, physical likeness and voice (and any simulations or reproduction of any thereof as embodied in the Picture) of any party appearing in such Picture for the purpose of advertising or publicizing the Picture, subject to HED's prior approval, not to be unreasonably withheld;

                    (D) to use Licensee's name and trademark in all advertising and publicity issued by Licensee in connection with the exhibition of such Picture on the Channels;

                    (E) to permit commercial messages to be exhibited during and after the exhibition of such Picture;

                    (F) to cause trailers of the Pictures and prints thereof to be manufactured, exhibited and distributed by every means, medium, process, method and device now or hereafter known.

Licensee's rights hereunder are not transferable except as provided in Paragraph 9 hereof.

     (b) The License shall be exclusive to Licensee in the Territory during the Picture Term and Second Picture Term against all forms of television, and HED may not license or otherwise authorize the exhibition of the Pictures in any form of television during the Picture Term or Second Picture Term, including, but not limited to, basic cable, traditional pay cable, pay per view, video on demand, high definition television or over the Internet.

     (c) HED shall have the option of extending the Picture Term of any New Picture set forth in Schedule B or Original Mini-Series licensed to Licensee under Paragraph 8 for an additional three-year period ("SECOND PICTURE TERM") by providing Licensee with notice at least six months prior to expiration of the original Picture Term, in which case the Second Picture Term shall commence on the expiration of the original Picture Term. If the Picture Term has expired earlier than six months prior to its original expiration date in accordance with Paragraph 5(a)(z), such notice to extend for a Second Picture Term must be given no later than 30 days after such earlier expiration (it being understood and agreed that (x) Licensee shall provide HED with notice of such earlier expiration no later than 5 days after such earlier expiration and (y) in no event shall HED license or otherwise authorize any television exhibition of such Picture prior to the commencement of the Second Picture Term, if any), in which case the Second Picture Term shall commence on the 60th day following the receipt by Licensee of such notice of exercise of such option (or such earlier date after such exercise as Licensee shall specify in a notice delivered to Licensor prior to such earlier commencement date); provided, however, that in no event shall HED provide Licensee with notice later than December 31, 2008 of its exercise of any option to extend the Picture Term. The License Fee for the Second Picture Term shall be 50% of the original License Fee for such Picture.

     (d) Except as provided in Paragraph 4(a), the License for any Picture in its Second Picture Term will include the same rights, including numbers of exhibitions, as the rights included in the License for the initial Picture Term.

     6. LICENSE FEES.

     (a) For and in consideration of the rights and licenses granted to Licensee hereunder, Licensee shall pay to HED:

          (i) the License Fees set forth on Schedule A for the Second Picture Term of the Library Pictures;

          (ii) the License Fees set forth on Schedule D for the initial Picture Term of the New Pictures, except those in Schedule F;

          (iii) the License Fees set forth on Schedule E for the initial Picture Term of the Original Pictures licensed pursuant to Paragraph 8, subject to Paragraph 6(c);

          (iv) the License Fees set forth in Schedule F for the Second Picture Term of the New Pictures listed in that schedule;

          (v) the License Fees set forth in Schedule H for the Second Picture Term of the Original Pictures listed in that schedule; and

          (vi) the License Fees set forth in Paragraph 8(b) with respect to episodes of the original series tentatively entitled "Heroes".

The License Fee for each New Picture shall be payable in equal annual installments over the Picture Term, payable commencing on the Availability Date and on each anniversary thereof until paid in full. The License Fee for each Library Picture, New Picture and Original Picture, in each case for its Second Picture Term, shall be paid in full at the commencement of the Second Picture Term. Subject to Paragraph 6(c), the License Fee for the initial Picture Term of all Original Pictures described in Paragraph 8 shall be paid as follows: 15% at the start of pre-production, but not earlier than six weeks prior to the start of principal photography; 30% on commencement of principal photography; 30% when one-half of principal photography has been completed; 15% upon completion of principal photography; 5% upon Licensee's receipt of the director's cut; and 5% upon delivery.

     (b) If Licensee elects, in its sole discretion, to sublicense rights to any Picture hereunder for exhibition on a pay-per-view or video-on-demand basis or by means of "interactive" or Internet technologies, it will pay HED 50% of its Net Revenues therefrom. For this purpose, "Net Revenues" will mean revenues actually received from the sublicense less

Licensee's actual costs incurred in connection with the sublicense, such as costs for preparation of materials, masters, digital versions and meta-tag encoding.

     (c) Payment of the difference between the License Fees for Original Pictures delivered in 2005 (as set forth in Schedule G) under the First Restated Agreement and the higher License Fees specified in this Agreement (including the incremental increases for Mystery Movies and Holiday Movies and retroactive installment payments) will not be due and payable to Licensor until July 1, 2006.

     7. RIGHT OF FIRST NEGOTIATION.

During the Term, Licensee shall have a right of first negotiation on a product-by-product basis with respect to a potential Second Picture Term for Original Movies delivered on or after January 1, 2005. The parties agree to negotiate in good faith with respect to any such product for a period of 45 days beginning not earlier than the one year anniversary of the Availability Date. HED will negotiate exclusively with Licensee during such period.

     8. PRODUCTION.

     (a) The parties agree that Licensee shall order and HED shall produce or cause to be produced for and delivered to Licensee the following Original
Pictures:

     (i) the 13 original, two-hour television movies and the 3 original, four-hour mini-series, in each case listed in Schedule G, which are to be delivered in 2005 on the dates indicated in Schedule G;

     (ii) the 13 original, two-hour television movies and the 3 original mini-series, consisting of no more than two episodes of two hours each, in each case listed in Schedule C, which are to be delivered in 2006 on the dates indicated in Schedule C;

     (iii) 18 original, two-hour television movies and three original mini-series, consisting of no more than two episodes of two hours each, in each case which are to be delivered in 2006; provided, however, that (A) Licensee shall have the option (by written notice to Licensor delivered no later than March 31, 2006) to reduce the number of such Original Movies by up to 6 Original Movies, and (B) if Hallmark Cards, Incorporated or its affiliates (collectively, "Hallmark Cards") has not entered into an agreement on or prior to March 15, 2006 to sell, directly or indirectly, more than 50% of the equity interests in Licensor, (x) Licensor shall have the option (by written notice to Licensee delivered no later than March 31, 2006) to reduce the number of such Original Movies by up to 6 Original Movies and to reduce the number of such Original Mini-Series by up to 3 Original Mini-Series, and (y) Licensee shall have the option (by written notice to Licensor delivered no later than March 31, 2006) to reduce the number of such Original Mini-Series by up to 3 Original Mini-Series; and

     (iv) 18 original, two-hour television movies and three original mini-series, consisting of no more than two episodes of two hours each, in each case which are to be delivered in 2007; provided, however, that (A) Licensee shall have the option (by written notice delivered to Licensor no later than September 30, 2006) to cancel its obligation, in whole but not in part, to order Original Pictures under this subparagraph (iv), (B) Licensee shall have the option (by written notice to Licensor delivered no later than March 31, 2007) to reduce the number of such Original Movies under this subparagraph (iv) by up to 6 Original Movies , and (C) if Hallmark Cards has not entered into an agreement on or prior to March 15, 2006 to sell, directly or indirectly, more than 50% of the equity interests in Licensor, Licensor shall have the option (by written notice to Licensee delivered no later than March 31, 2006) to cancel its obligation, in whole but not in part, to deliver Original Pictures under this clause (iv).

(The mini-series described in (i), (ii), (iii) and (iv) are referred to herein as "ORIGINAL MINI-SERIES" and the movies as "ORIGINAL MOVIES". The Original Mini-Series and Original Movies are collectively, the "ORIGINAL PICTURES".) The parties shall have mutual creative approval with respect to the production of Original Movies. (Licensee acknowledges that it has approved the creative elements in the Original Mini-Series listed in Schedule C and Schedule G.) Licensee shall have a right of consultation with respect to all creative elements for the Original Mini-Series, commencing with, but not limited to the script. The quality and content of the Original Mini-Series must be consistent with the quality and content of mini-series previously licensed to Licensee. All rights in each Original Picture shall be retained by HED subject to the licenses granted to Licensee pursuant to this Agreement. Licensee shall not be obligated to license more than the number of Original Pictures set forth above from HED and may freely license additional original productions from any third party. Licensor agrees to accommodate Licensee's reasonable requests for "product placement" in the Original Pictures and Licensee will be entitled to retain all revenues derived therefrom.

     (b) The parties acknowledge that Licensee has ordered and HED will produce 26 episodes of the original series, tentatively entitled "Heroes", at a license fee of $250,000 per episode, subject to (i) Licensor's right to cancel such order after 6 episodes if Hallmark Cards has not entered into an agreement on or prior to March 15, 2006 to sell, directly or indirectly, more than 50% of the equity interests in Licensor and (ii) Licensee's right (exercisable whether or not such an agreement for the sale of Licensor has been entered into) to cancel such order after 6 episodes. To the extent produced, the episodes of this series will be considered Licensed Programs hereunder and shall have a three-year Picture Term (it being understood and agreed that Licensor shall not have any option or right to extend the Picture Term for any additional period of time).

     9. TRANSFERABILITY. Licensee may sublicense its rights hereunder to the Library Pictures, New Pictures or Original Pictures to a third party for exhibition in any television media, subject to HED's prior approval, not to be unreasonably withheld; provided, however, that Licensee shall have the right to sublicense its pay per view, video on demand or internet/interactive rights with respect to Original Pictures during their initial Picture Term to a third party without HED's prior approval. If the total compensation Licensee receives from such sublicenses for any Picture exceeds the License Fee it is obligated to pay HED for the Picture, such excess shall be divided equally between HED and Licensee. HED agrees to provide any materials Licensee may require for purposes of such sublicenses, including high definition copies of the Pictures, if they exist or access to masters from which high-definition versions can be prepared. Licensee will reimburse HED for any direct costs incurred by HED to provide materials for purposes of a sublicense of a Picture; however, the amounts reimbursed may be deducted from the "total compensation" received from such Picture hereunder for purposes of calculating any share of such revenues payable to HED. The rights licensed hereunder may be assigned to the operator of a pay television service (subject to such operator's assuming the ongoing license fees hereunder) in connection with The Chase Manhattan Bank exercising remedies available to it as agent, as a result of an event of default by the Credit Parties under that certain Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001, among Crown Media Holdings, Inc., various of its subsidiaries, the Lenders named therein and The Chase Manhattan Bank, as agent.

     10. STANDARD TERMS AND CONDITIONS. The Standard Terms and Conditions attached hereto are incorporated herein and made a part hereof. In the event of any conflict between this Agreement and the Standard Terms and Conditions, this Agreement shall control.

     11. ENTIRE AGREEMENT. This Agreement and the attached Standard Terms and Conditions contain the entire agreement between the parties and as of the date hereof supersede any and all prior oral or written agreements including the Original Agreement and the First Restated Agreement; provided, however, that (i) the Original Agreement shall remain in effect with respect to any Picture Term or Second Picture Term commenced prior to January 1, 2001, and such Picture Term or Second Picture Term shall be governed pursuant to the terms of the Original Agreement; (ii) the First Restated Agreement shall remain in effect with respect to any Picture Term or Second Picture Term commenced prior to January 1, 2005, but after January 1, 2001, and such Picture Term or Second Picture Term shall be governed pursuant to the terms of the First Restated Agreement; and (iii) Licensee shall be obligated to pay license fees for any Picture Term commenced prior to January 1, 2001, in accordance with the terms of the Original Agreement and shall be obligated to pay license fees for any Picture Term commencing prior to January 1, 2005, but after January 1, 2001, in accordance with the terms of the First Restated Agreement. Notwithstanding anything in this Agreement, the First Restated Agreement or the Original Agreement to the contrary, from and after the effective date of this Agreement, Licensor shall have no rights or options under the First Restated Agreement or the Original Agreement to commence or extend the Picture Term of any Pictures licensed to Licensee under the First Restated Agreement or the Original Agreement except as expressly provided in
Section 1 of this Agreement.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.


                                         HALLMARK ENTERTAINMENT DISTRIBUTION,
                                         LLC



                                         By:         /s/  Robert Halmi
                                               ---------------------------------
                                         Title:      President and CEO

                                         CROWN MEDIA UNITED STATES, LLC



                                         By:         /s/ David Evans
                                               ---------------------------------
                                         Title:      President and CEO

                          STANDARD TERMS AND CONDITIONS

     1. DELIVERY OF PRINTS/MARKETING AND PUBLICITY MATERIALS.

     (a) HED (hereafter "Licensor") will deliver or cause to be delivered to Licensee at the address set forth on Appendix A, not later than 60 days prior to the scheduled telecast date of each Picture, those materials identified on Appendix A. The videotape of each Picture licensed by this Agreement (shall hereinafter individually be called "print" and collectively called "prints"). Delivery of each print to Licensee or to Licensee's agent shall be deemed to be delivery by Licensor to Licensee hereunder. All costs and charges in connection with such delivery, including without limitation shipping charges and insurances thereon shall be borne by Licensee.

     (b) Licensee agrees to give Licensor not less than ninety (90) days prior written notice of the scheduled date of each telecast. Licensee shall notify Licensor by facsimile within thirty (30) days after receipt if a print is physically defective for television broadcasting by customary industry standards. In the event any print has not reached its destination at least 60 days in advance of the date of scheduled telecast thereof, Licensee shall notify Licensor by facsimile. If Licensee so notifies Licensor with respect to any such physical defect of failure of delivery, as aforesaid, and Licensor does not deliver to Licensee a replacement print of the same Picture (or another picture of comparable quality) within 30 days the scheduled telecast, such telecast, at the election of Licensee, shall be deemed eliminated and the picture withdrawn, as provided in subparagraph (b) of paragraph 11 of this Agreement. Failure of Licensee to give Licensor such notice as aforesaid shall be deemed Licensee's irrevocable acknowledgment that such print has been received and is satisfactory in all respects.

     (c) Licensor agrees to deliver to Licensee, at least 60 days prior to the scheduled telecast date, all marketing and promotional materials relating to the Picture which are under Licensor's control. Licensee will have the right to develop its own marketing and publicity materials for the Pictures.

     2. RETURN OF PRINTS. Unless otherwise directed by Licensor, Licensee shall retain the prints for the period ending the later of (x) the termination or expiration of this Agreement or (y) the last licensed broadcast of such Picture; provided that Licensor, shall have unencumbered access to such prints at all times. At Licensor's direction Licensee agrees to return to Licensor, prepaid, the prints (which includes the container thereof), in the same form and condition as delivered by Licensor, ordinary wear and tear from proper use excepted. Such prints shall be returned to Licensor (along with any other material furnished by Licensor) as specified in Appendix A hereto, or to any other party, or places as Licensor may from time to time designate. Additionally, at Licensor's direction, Licensee agrees to return to Licensor, prepaid, all other material that may have been furnished by Licensor. If any prints are lost, stolen, destroyed or damaged, Licensee shall pay Licensor the cost of replacement thereof, within seven (7) days after billing by Licensor. Such payment shall not be construed to transfer to Licensee any right, title or interest in or to said prints. Licensor may request that Licensee have the prints destroyed and in such event Licensee agrees to do so, and to furnish Licensor with Certificates of Destruction.

     3. ALTERATION OF PRINTS. Licensee shall telecast each Picture as delivered, in its entirety and Licensee agrees not to cut, change, alter, modify or add to the prints of the Pictures, or any of them, without Licensor's prior written consent except as necessary to comply with local censorship. However, Licensee may insert commercial material and make such minor cuts as are necessary to conform to time segment requirements but under no circumstances shall Licensee delete or reposition the copyright notice or the credits and billings incorporated in the Pictures as delivered by Licensor. In no event may any such insertions of commercial material or such minor cuts to conform to time segment requirements adversely affect the artistic or pictorial quality of the Picture or interfere with its continuity.

     4. USE OF PRINTS.

     (a) Licensee shall telecast or authorize the telecast of said Pictures only over the media authorized herein within the Territory.

     (b) Licensor reserves the right to change the title of any Picture(s) covered by this Agreement and to license to third parties film excerpts of up to five (5) minutes in length from any Picture for television exhibition in any area at any time.

     (c) Licensee shall not acquire any right, title or interest in or to any Picture or print hereunder and shall not make, authorize or permit any use of the Picture or print other than as specified herein. Additionally, Licensee shall not duplicate, reproduce or copy same in any manner or form whatsoever.

     (d) Licensee acknowledges that the title to the Pictures and prints shall remain in Licensor and Licensee acknowledges that with respect to each Picture and the literary, dramatic and music material included in each and upon which each is based, Licensor hereby expressly reserves any and all rights not herein specifically granted to Licensee, including, but without limitation thereof, all theatrical, non-theatrical and home video rights and all re-make rights and sequel rights, and that such reserved rights may be exercised and exploited by Licensor concurrently with and during the term hereof, freely and without limitation or restriction.

     5. USE OF NAMES FOR ADVERTISING. Licensee warrants and agrees that: (a) it will abide by and comply with the advertising and billing requirements of each licensed Picture in accordance with such advertising and billing instructions as Licensor may furnish Licensee, and that such advertising shall be made by Licensee so as not to constitute an express, implied, direct or indirect endorsement of any product, service or sponsor; (b) it will not advertise or announce in any manner or media any title changed by Licensor or any Picture or Pictures withdrawn by Licensor; (c) it will abide by and comply with the screen billing in the same form as it appears on the print of the Picture or Pictures; and (d) it will indemnify Licensor against all costs, damages, and expenses, including, but not limited to reasonable attorney's fees and expenses, incurred or caused to Licensor by reasons of any actual or alleged breach by Licensee of the provisions of this paragraph.

     6. FORCE MAJEURE. If Licensor shall fail to make timely delivery of any print or prints hereunder, by reason of any act of God, war, fire, flood, strike, labor dispute, public disaster, transportation or laboratory difficulties, order or decree of governmental agency or tribunal or another similar or dissimilar cause beyond the control of Licensor, such failure on the part of Licensor shall not be deemed to be a breach of this Agreement. In the event of non-delivery, Licensor will promptly return to Licensee any license fees paid for the undelivered Picture. Licensee shall be responsible for all dubbing and subtitling of Pictures at its own expense.

     7. PAYMENT. All payments by Licensee to Licensor herein shall be made in United States dollars by wire transfer as instructed by Licensor. Licensee shall obtain at its expense all necessary permits from governmental authorities to make all payments to Licensor required hereunder.

     8. TAXES. Licensee shall pay and hold Licensor harmless from, all taxes (excluding Licensor's income and franchise taxes), censorship charges or any other charges (including interest and penalties on such amounts), assessments and other fees now or hereafter imposed or based upon or resulting from the delivery, exhibition, possession or use hereunder to or by the Licensee of the prints and Pictures, in whole or in part, licensed hereunder. Licensee shall immediately provide Licensor with all written documentation requested by Licensor, substantiating such payments including official governmental receipts. Payment by the Licensee of the foregoing shall in no way diminish the license fees due Licensor hereunder. To the extent that payment of any of the foregoing is made by Licensor, Licensee shall reimburse Licensor on demand, and upon the failure of Licensee to so reimburse Licensor, Licensor shall have all the remedies herein for the collection of unpaid license fees, as well as all other remedies provided by law.

     9. WARRANTY AND INDEMNITY. Licensor represents and warrants that it has the right to grant this license for the telecasting of the Pictures herein specified, including the sound tracks forming a part thereof (subject to paragraph 10 below), and that such use of by Licensee will not violate the right of others. Licensor agrees to indemnify and hold Licensee, its officers, employees, successors and assigns free and harmless from any and all claims, damages, liabilities, costs or expenses, including reasonable attorney's fees and expenses, incurred by Licensee by reason of the breach of the foregoing warranty, provided, however, Licensor shall not be liable for loss of profits or consequential damages. Licensor agrees to defend at its own expense any action or proceedings arising out of an alleged breach of the foregoing, warranty, provided, however, that Licensee notifies Licensor promptly of any such claim or of the commencement of any such action or proceedings, delegates complete and sole authority to Licensor to defend or settle same, and cooperates fully with Licensor in the defense thereof. Licensee represents and warrants that it has the right to enter into this Agreement and to fully perform its obligations hereunder that it will not permit the transmission of the Pictures other than as specified herein, or after the expiring or earlier termination of this Agreement. Licensee agrees to indemnify, defend and hold Licensor, its officers, employees, successors and assigns, free and harmless from any and all claims, damages, liabilities, costs or expenses, including reasonable attorney's fees and expenses arising out of or in connection with the use by Licensee, its successors, assigns and sublicensees of the prints or Pictures hereunder, or arising out of or by reason of any breach of warranty, undertaking, representation or agreement made or entered into herein on Licensee's part.

     10. MUSIC PERFORMANCE RIGHTS. Licensor warrants that the small performance rights in and to the music contained in each Picture are either (a) controlled by and available for license from ASCAP, BMI or other similar music performance rights society or (b) in the public domain, or (c) controlled by Licensor and granted to Licensee solely to the extent necessary to permit Licensee's use of said prints hereunder. Licensor does not represent or warrant that Licensee may exercise the performing rights to said material without the payment of a performing rights royalty or license fee. Licensee shall, at its sole costs and expense, secure all small performance rights licenses necessary for the telecast of the musical compositions contained in each print and shall hold harmless Licensor from any liability or damage arising from Licensee's failure to do so.

     11. WITHDRAWAL AND ADJUSTMENT.

     (a) Licensor may, in its absolute discretion, withdraw any licensed Picture if Licensor determines that the telecasting thereof would or might (i) infringe upon the rights of others; (ii) violate any law, court order, government regulation or other ruling of any governmental agency; (iii) interfere with the actual or contemplated use of the licensed Picture or the material or rights contained therein for any purposes other than the telecasting of the Picture in Licensee's basic area; or, (iv) subject Licensor to any liability.

     (b) If Licensor elects to withdraw any Picture as set forth in the preceding subparagraph (a) of this paragraph 11, before its initial telecast, or if the Picture is not acquired or produced by Licensor or if Licensor does not control distribution rights, then Licensor shall have the right, in its sole discretion, either to deliver to Licensee another picture of comparable quality (which picture shall be deemed to replace the Picture withdrawn) or may reduce the number of Pictures to be delivered and paid for hereunder by one and Licensee shall be given a refund or credit, at Licensor's election, of such license fee for such Picture. Licensor also agrees to pay Licensee's actual cost and expenses of dubbing and subtitling and simple preparation customary in the industry.


     12. BANKRUPTCY AND DEFAULT. If Licensee becomes insolvent or bankrupt or makes an assignment for benefit of creditors, or if any property of Licensee is attached and if such attachment is not released within ten (10) days after the date of attachment, or if a receiver, liquidator, or trustee is appointed for any of Licensee's property, or if Licensee breaches any of the material terms or provisions of this Agreement, Licensor in addition to any and all other rights it may have under this Agreement or in law or in equity, may at its option, from time to time during such occurrence, do any one or more of the following: suspend delivery or telecasting by Licensee of one or more Pictures hereunder until default is ended or remedied, terminate this Agreement, or declare the Agreement breached and declare all unpaid amounts payable to Licensor hereunder immediately due and specifically, if Licensee shall fail to make the payments to Licensor on a timely basis as provided in this Agreement, Licensor shall have the right but not the obligation to declare Licensee in default and thereby either to suspend the rights herein granted until the default is ended or to terminate this Agreement without foregoing any of Licensor's rights to recover damages deriving from Licensee's default. Licensee shall immediately return all materials to Licensor.

A default by Licensee under this Agreement shall be deemed a default under any and all other licenses granted by Licensor to Licensee and shall entitle Licensor to terminate any and all such other licenses and to declare any then unpaid balance of license fees thereunder immediately due and payable.

Licensee acknowledges that the industry custom of licensing pictures substantially in advance of the scheduled telecast dates have the effect of rendering the Pictures hereunder unmarketable to third parties in the United States during any period which includes the period of this license or any part thereof. Licensee also acknowledges that, by reason of the foregoing, no method exists for accurate measurement of damages for any breach of Licensee's agreement to pay Licensor as provided in this Agreement. It is therefore agreed that, in addition to all other remedies available at law, in equity, or under the other provisions of this Agreement, Licensor shall be entitled (upon breach by Licensee of such agreement to pay Licensor) to recover from Licensee, as liquidated damages, the total unpaid license fees for all telecasts authorized hereunder, whether or not such telecasts actually occur, and in addition, reasonable attorney's fees and expenses or collection agency fees and expenses of any attorney or collection agency is retained by Licensor at any time to enforce the provisions hereof, plus such other amounts as may be due hereunder.

If Licensor elects or becomes obligated to make such third party payments in place of Licensee or if Licensor incurs any expenses for legal services, court costs, and associated expenses because of any breach by Licensee, the sum or sums so paid by Licensor and the amount of such fees, costs and associated expenses shall be payable forthwith from Licensee to Licensor, together with interest thereon at the rate of one and one-half percent (1.5%) per month. If Licensee fails to pay the license fees herein provided at the times due in the amounts set forth herein, the sums unpaid shall bear interest at the rate of one and one-half percent (1.5%) per month from the due date thereof until paid. Any payment not made within thirty (30) days after its due date shall bear interest at the rate of one and one-half percent (1.5%) per month computed from the original due date until paid; however, if said rate is in excess of the maximum permitted under the laws of the jurisdiction where the debt accrues, then in such event the rate of interest shall be the maximum permitted by law. Acceptance of any payment by Licensor after its due date shall not constitute a waiver by Licensor of any of the rights hereunder.

     13. ASSIGNMENT. Licensor reserves the right to hypothecate, pledge or discount this Agreement and to obtain loans from a bank or other lenders by the assignment of this Agreement as security. The Licensee recognizes that this Agreement may be exhibited and or assigned to such bank or other lenders which may thereby be induced to enter into financial commitments in reliance thereon. The Licensee agrees that in the event of receipt of written notice of assignment by Licensor, monies due to Licensor shall be paid to any bona fide third party assignee in accordance with Licensor's instructions. Licensor may freely assign this Agreement to its successor or successors or to any of its associated, affiliated and subsidiary companies. Licensee may freely assign this Agreement to its successor or successors or to any of its associated, affiliated and subsidiary companies, including any entity acquiring all, or substantially all of its assets or entity with which it merges (a "successor entity"). In the event of such acquisition or merger, notwithstanding the provisions of Paragraphs 4(a) and 9 of this Agreement, the successor entity may exercise the exhibition rights herein to the Pictures on any channel or media owned or operated by the successor entity.

     14. GENERAL.

     (a) Licensee acknowledges that telecasts or releases of the Pictures originating outside its basic territory may be received by television sets located within such basic territory and Licensee agrees that such reception shall not constitute a breach of this Agreement by Licensor.

     (b) Subject to the provisions of Paragraph 13 hereof, this Agreement and all of its terms, conditions and other provisions and all rights herein shall inure to the benefit of and shall be binding upon the parties hereto and to their respective successors and assigns.

     (c) The titles of the paragraphs of this Agreement are for convenience only and shall not in any way affect the interpretation of any paragraph of this Agreement or of the Agreement itself.

     (d) Time is of the essence in the performances by Licensee of its obligations for payment hereunder.

     (e) A waiver by either party of any of the terms or conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof. All remedies, rights undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation to any other remedy, right, undertaking, obligation or agreement of either party.

     (f) All notices, statements, and other documents required to be given hereunder shall be given in writing either by personal delivery, by mail, or telegraph (except as herein otherwise expressly provided) to the persons and at the addresses set forth in Appendix A hereto, or to such other persons and addresses as may be designated in writing by either party. Notice given by mail or by telegraph shall be deemed given on the date of mailing thereof or of delivery of such telegram to a telegraph office, charges prepaid or to be billed.

     (g) This Agreement shall be deemed made in, and shall be construed and interpreted in accordance with the laws of, the State of New York pertaining to contracts entirely made and to be performed therein. In the event of any disagreement between the parties which cannot be settled by mutual agreement, the parties agree that the federal or state courts sitting in the City, State and County of New York (and courts with appellate jurisdiction therefrom) shall have exclusive jurisdiction over such dispute and the resolution thereof, and the parties agree that jurisdiction and venue in such courts in appropriate, and that any process in connection therewith may be served in the manner provided hereinabove for notices to the parties.